SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 2002


                          ELECTRONIC CLEARING HOUSE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                      0-15245                  93-0946274
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of  incorporation)             File Number)            Identification No.)



    28001  Dorothy  Drive,  Agoura  Hills,  California           91301
    ---------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code  (818) 706-8999


          -------------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM  5.  OTHER  EVENTS

          On March 11, 2002, Electronic Clearing House, Inc. issued a press release announcing the settlement of litigation with Premiere Lifestyles International Corporation. A copy of such press release is attached hereto as an exhibit.

ITEM  7.  EXHIBITS


Exhibit
Number    Description  of  Document
------    -------------------------

99.1      Press release issued and dated March 11, 2002.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC  CLEARING  HOUSE,  INC.
                                     (Registrant)




                              By: \s\ Alice  Cheung
                                 -----------------------------------
                                Alice L. Cheung, Treasurer &
                                Chief Financial Officer



Dated:  March 11, 2002


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